SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                          HERITAGE BANCSHARES, INC.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



             Delaware                                  75-2963969
________________________________________  ____________________________________
(State of incorporation or organization)  (I.R.S. Employer Identification No.)



        102 West High Street
           Terrell, Texas                                   75160
________________________________________  ____________________________________
(Address of principal executive offices)                 (Zip Code)


   If this form relates to the               If this form relates to the
   registration of a class of                registration of a class of
   securities pursuant to                    securities pursuant to
   Section 12(b) of the                      Section 12(g) of the
   Exchange Act and is                       Exchange Act and is
   effective pursuant to                     effective pursuant to
   General Instruction A.(c),                General Instruction A.(d),
   please check the following                please check the following
   box. [ ]                                  box.[X]


Securities Act registration statement file number to which this form relates:
                                  333-70782
                              _______________
                              (If applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

                                    None

      Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                   ______________________________________
                              (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Capital Stock of Heritage Bancshares, Inc." in the Prospectus included in the Heritage Bancshares, Inc. Registration Statement on Form SB-2 (File No. 333-70782) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.1 Plan of Conversion

     *3.1 Certificate of Incorporation of Heritage Bancshares, Inc.

     *3.2 Amended and Restated Bylaws of Heritage Bancshares, Inc.

     *4.1 Form of Stock Certificate of Heritage Bancshares, Inc.


    *Previously filed with the Securities and Exchange Commission as exhibits to the Heritage Bancshares, Inc. Registration Statement on Form SB-2 (File No. 333-70782). Such exhibits are incorporated herein by reference.























                                     2

                                 SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  HERITAGE BANCSHARES, INC.



Date: February 20, 2002           By:  /s/ John H. Mackey
                                      ------------------------------------
                                      John H. Mackey, Director, President
                                      and Chief Executive Officer
























                                     3